Spectrum Low Volatility Fund

Investor Class Shares SVARX

Spectrum Advisors Preferred Fund

Investor Class Shares SAPEX

PROSPECTUS

February 1, 2021

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: “Transforming the way you invest” 272 Bendix Road, Suite 500 Virginia Beach, VA 23452

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Spectrum Low Volatility Fund	1
Spectrum Advisors Preferred Fund	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment Objectives	9
Principal Investment Strategies	9
Principal Investment Risks	10
Liquidity Program	13
Temporary Investments	13
Portfolio Holdings Disclosure	13
Cybersecurity	14
MANAGEMENT	14
Investment Adviser	14
Sub-Adviser	14
Sub-Adviser Portfolio Managers	14
HOW SHARES ARE PRICED	15
HOW TO PURCHASE SHARES	16
HOW TO REDEEM SHARES	17
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	19
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	20
DISTRIBUTION OF SHARES	20
Distributor	20
Additional Compensation to Financial Intermediaries	20
Householding	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	23

FUND SUMMARY: SPECTRUM LOW VOLATILITY FUND

Investment Objective: Spectrum Low Volatility Fund’s (the “Fund”) investment objective is total return with lower downside volatility and risk compared to major stock market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.15%
Other Expenses		0.36%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0.33%
Acquired Fund Fees and Expenses(2)		0.51%
Total Annual Fund Operating Expenses(2)		3.02%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$305	$933	$1,587	$3,337

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 389% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. The sub-adviser seeks capital appreciation from opportunistic trading of fixed income securities and related instruments. Low volatility in the Fund’s name refers to the sub-adviser’s strategy of attempting to limit the Fund’s investment losses such that they will be less than the S&P 500 Index losses over any 12-month period when the stock market is trending lower. Interest payments may also contribute to low volatility by providing a source of risk-managed returns. However, the sub-adviser will not attempt to constrain the Fund’s upside volatility in rising markets. The technical strategies employed by the sub-adviser focus primarily on trend-following, momentum, relative strength and many other technical analysis strategies applied to domestic and international stock and bond markets to signal favorable or unfavorable market conditions. During favorable market conditions
(when the sub-adviser believes security prices will be stable or rising) the sub-adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage.

The Fund invests in a diversified portfolio of primarily income-producing fixed income securities. The sub-adviser does not select individual bonds or other fixed income securities but instead, invests the Fund’s assets in open-end investment companies (“mutual funds”) and exchange-traded funds (“ETFs”) that each invests primarily in fixed rate or floating rate fixed income securities. The Fund invests without restriction as to issuer type, country, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs in which it invests. The mutual funds and ETFs may invest in foreign countries including emerging markets. When the sub-adviser believes market conditions for lower-quality debt are favorable, the Fund will primarily invest in mutual funds and ETFs that invest in income-producing high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality. The sub-adviser selects mutual funds and ETFs that have high “Volatility Adjusted Returns” (“VAR”) and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF fees, management experience and liquidity. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty. The Fund’s use of swaps is generally limited by the requirements to pledge collateral to swap counterparties.

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By focusing on market conditions and VAR, the sub-adviser believes the Fund should maintain returns with lower downside volatility and risk compared to major stock market indices. The sub-adviser sells securities, and reduces swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available. Additionally, the sub-adviser may employ a long/short strategy through inverse ETFs and swaps to reduce market risk, to negate recessionary credit risk or interest rate risk. Inverse ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. The long/short strategy seeks to enhance returns by taking short positions in sectors the sub-adviser believes are less attractive while maintaining long positions in sectors the sub-adviser believes are more attractive. The sub-adviser engages in frequent trading to achieve the Fund’s investment objective, which results in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results. The sub-adviser’s technical strategies may lose predictive validity or may not be sufficiently robust to address all market conditions.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Derivatives also magnify losses because they require only a small investment relative to their potential price effect on the Fund. Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

2

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Year Ended December 31

Spectrum Low Volatility Fund

Highest Quarter:	6/30/2020	8.83%
Lowest Quarter:	12/31/2018	(2.06)%

3

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

Spectrum Low Volatility Fund Investor Class Shares	One Year	Five Year	Since Inception(1)
Return before taxes	24.10%	11.13%	8.35%
Return after taxes on Distributions	21.87%	8.67%	6.25%
Return after taxes on Distributions and Sale of Fund Shares	14.23%	7.55%	5.53%
S&P/LSTA Leveraged Loan 100 Index(2)	2.84%	5.31%	3.51%
50/50 Barclays VLYHI/S&P Leveraged Loan Index(3)	4.36%	6.74%	4.40%
(1)	The inception date of the Fund’s Investor Class shares is December 16, 2013.
(2)	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index and the S&P/LSTA Leveraged Loan 100 Index performance does not reflect deductions for fees, expenses or taxes.
(3)	The 50/50 Barclays VLYHI/S&P Leveraged Loan Index gives 50% weight to the Barclays VLYHI Index and 50% weight to the S&P Leveraged Loan Index. Barclays VLYHI benchmark includes publicly issued U.S. dollar denominated non-investment grade, fixed-rate taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality. The bonds are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used.) Included issues consist of only the three largest bonds from each issuer that have a minimum amount outstanding of $500 million or more (face value) and less than five years from issue date. S&P Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial, Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has 4 individuals.

Ralph Doudera – Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix – Assistant Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

Mary Collins – Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

Cristin McGinnis – Assistant Portfolio Manager. Cristin McGinnis’ role is focused on strategy development, trade implementation and review, and research. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: SPECTRUM ADVISORS PREFERRED FUND

Investment Objective: Spectrum Advisors Preferred Fund’s (the “Fund”) investment objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.50%
Other Expenses		0.39%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0.36%
Acquired Fund Fees and Expenses(2)		0.46%
Total Annual Fund Operating Expenses(2)		2.35%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$238	$733	$1,255	$2,686

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended September 30, 2020, the Fund’s portfolio turnover rate was 831% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser seeks to fulfill the Fund’s investment objective by using proprietary signals to evaluate security market conditions. The technical strategies employed by the sub-adviser focus primarily on trend-following, momentum, relative strength and many other technical analysis strategies applied to domestic and international stock and bond markets to “signal” favorable or unfavorable market conditions. In favorable conditions, the sub-adviser focuses on equities and may employ leverage in especially favorable conditions. The sub-adviser invests without restriction as to issuer market capitalization, market sector or country. In unfavorable conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents, fixed income securities, reducing leverage, and hedging.

The sub-adviser employs signal-driven short-term, intermediate-term, and long-term trading strategies focusing on various equity sectors, for example, large cap, small cap, mid cap, and emerging markets sectors. Proprietary strategy signals determine the amount of exposure to each equity sector. Implementation is made primarily through stock index futures and swaps on sector-representative baskets of stocks; and secondarily, through ETFs and mutual funds. Baskets of stocks are selected as a substitute for an entire sector by using beta and correlation analysis to identify a sector-tracking basket. Beta is a measure of returns relative to an index. For example, a stock with returns that track the S&P 500 Index would have a beta of one. Correlation analysis is a measure of the degree to which two returns move directionally in relation to each other. For example, a stock with returns that move up or down when the S&P 500 Index moves up or down would have a correlation of one. In especially favorable conditions, the sub-adviser uses swap and futures contracts and/or borrowing to leverage the Fund’s portfolio. Also, when it believes market conditions, or certain market sector conditions are unfavorable, the sub-adviser may reduce market exposure by using a long/short strategy of buying what it believes to be the best performing assets while taking a short futures or swap position on a stock market index. The Fund’s use of derivatives is generally limited by the requirements to pledge collateral to counterparties.

As part of its principal strategy the sub-adviser may engage a defensive strategy, where the sub-adviser increases allocations to fixed income securities. The sub-adviser does not select individual fixed income securities but instead, invests the Fund’s assets in mutual funds and ETFs that each invests primarily in fixed income securities. The sub-adviser invests without restriction as to issuer type, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs. These investments include high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality.

5

The sub-adviser selects mutual funds and ETFs that have relatively strong recent returns and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF size, fees, management experience and liquidity. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty. The sub-adviser engages in frequent trading to achieve the Fund’s investment objective, which results in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results. The sub-adviser’s technical strategies may lose predictive validity or may not be sufficiently robust to address all market conditions.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps and futures are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Inverse ETF Risk: Inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Inverse ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Derivatives also magnify losses because they require only a small investment relative to their potential price effect on the Fund.

6

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and daily net asset value per share is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Year Ended December 31

Spectrum Advisors Preferred Fund

Highest Quarter:	12/31/2020	25.31%
Lowest Quarter:	3/31/2020	(13.02)%
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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

Spectrum Advisors Preferred Investor Class Shares	One Year	Five Year	Since Inception(1)
Return before taxes	34.00%	15.39%	12.04%
Return after taxes on Distributions	27.28%	13.64%	10.45%
Return after taxes on Distributions and Sale of Fund Shares	21.71%	11.76%	9.06%
S&P 500 Total Return Index(2)	18.40%	15.22%	13.11%
(1)	The Fund commenced operations on June 1, 2015.
(2)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of all dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The S&P 500 Total Return Index performance does not reflect deductions for fees, expenses or taxes.

Investment Adviser: Advisors Preferred LLC. (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has 4 individuals.

Ralph Doudera – Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix – Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

Mary Collins – Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

Cristin McGinnis – Assistant Portfolio Manager. Cristin McGinnis’ role is focused on strategy development, trade implementation and review, and research. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

Fund	Investment Objective
Spectrum Low Volatility Fund	Total return with lower downside volatility and risk compared to major stock market indices.
Spectrum Advisors Preferred Fund	Long term capital appreciation.

Each Fund’s investment objective may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

Spectrum Low Volatility Fund

The Sub-Adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. During favorable market conditions (when the Sub-Adviser believes security prices will be stable or rising) the Sub-Adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. The Fund’s use of swaps is generally limited by the requirements to pledge collateral to swap counterparties. During unfavorable market conditions, the Sub-Adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.

The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

Spectrum Advisors Preferred Fund

The Sub-Adviser uses a flexible investment approach to seek long term capital appreciation while managing downside volatility and risk. During, favorable market conditions (when the Sub-Adviser believes equity security prices will be stable or rising) the Sub-Adviser leverages the Fund’s investment portfolio through swap and futures contracts and/or borrowing to invest in more securities. The Fund’s use of derivatives is generally limited by the requirements to pledge collateral to counterparties. During unfavorable market conditions, the Sub-Adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents, fixed income securities and reducing leverage. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.

The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

Economic and Technical Analysis and Risk Control Strategies

The Sub-Adviser obtains analytical data from many sources including daily monitoring of prices of stocks, bonds, oil, US dollar, gold and many other investments to determine what it believes are low risk entry and exit points for mutual funds, ETFs, futures and swaps. Information is collected and assimilated from various computer databases, newspapers, magazines, newsletters and research materials by the Sub-Adviser to develop different management strategies. Other factors considered in analysis include continuous monitoring of mutual fund, ETF, and futures performance and relative strength, technical and fundamental analysis, market sentiment, and access to other professional investment strategists. Reviews of investment strategies are done daily based on the analysis and information gathered as explained above. The Sub-Adviser views risk almost exclusively from a portfolio perspective rather than on an individual security basis. The Sub-Adviser uses mutual funds, ETFs, futures and swaps in the strategies that are relatively broadly diversified so the risk of loss to the Fund’s portfolio from any one security in the mutual fund, ETF or swap tends to be small. The technical strategies employed by the Sub-Adviser focus primarily on trend-following, momentum, relative strength and many other technical analysis strategies applied to domestic and international stock and bond markets. These are models based upon an analysis of historical price and return data. The Sub-Adviser believes that ongoing monitoring of economic and financial market conditions will allow it to identify unfavorable periods when it will seek to preserve principal during market downturns.

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Risk control will attempt to be achieved through reducing leverage and increasing allocations to cash equivalents and fixed income securities. Positions will be monitored daily, and the Sub-Adviser will take action it believes will maintain portfolio risk within appropriate limits. Additionally, the Sub-Adviser may employ a long/short strategy to reduce equity market risk. The Sub-Adviser executes the short element of this strategy through inverse ETFs, swaps, or futures. When economic or market conditions warrant, a Fund may invest all or part of its assets in money market funds or other cash equivalents.

Principal Investment Risks: The following risks apply to the Funds directly and indirectly through the Funds’ investment in mutual funds and ETFs.

	Spectrum Advisors Preferred Fund	Spectrum Low Volatility Fund
Bond Risk	X	X
Derivatives Risk	X	X
Emerging Market Risk	X	X
Equity Risk	X
Foreign Investment Risk	X	X
Inverse ETF Risk	X
Junk Bond Risk	X	X
Leverage Risk	X	X
Management Risk	X	X
Market Risk	X	X
Municipal Securities Risk	X	X
Mutual Fund and ETF Risk	X	X
Short Position Risk	X	X
Small and Medium Capitalization Risk	X	X
Turnover Risk	X	X

Bond Risk

When the Funds invest in fixed income securities, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Funds. As a result, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) or credit quality risk (the credit rating of securities may be lowered if an issuer’s financial condition deteriorates) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments. Bonds may become illiquid.

Derivatives Risk

The Funds may use swaps and futures to enhance returns. The Funds’ use of swaps and futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Funds. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Funds’ potential for loss and, therefore, amplify the effects of market volatility on the Funds’ share price.

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Emerging Market Risk

The Funds may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Risk

The NAV of the Funds will fluctuate based on changes in the value of the securities in which the Fund invests. The Spectrum Advisors Preferred Fund’s investments in equity securities are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Foreign Investment Risk

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Funds can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. These risks are more pronounced in emerging market countries.

Inverse ETF Risk

Inverse ETFs will prevent the Funds from participating in market-wide or sector-wide gains. Inverse ETFs may be ineffective hedging vehicles because their price changes may not be highly correlated to the Fund’s’ assets they are intended to hedge. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. For example, if an ETF’s current benchmark is 100% of the inverse of an index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (if the index goes down 5% then the ETF’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the ETF’s shares tend to decrease on a daily basis (if the index goes up 5% then the ETF’s value should go down 5%). Most inverse ETFs reset daily (meaning they aim to achieve their stated objective daily). Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.

Junk Bond Risk

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities are considered speculative. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Funds’ share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Funds’ ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Funds’ share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.

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Leverage Risk

Borrowing magnifies the potential for loss of the Funds, and therefore increases the possibility of a fluctuation in the Funds’ NAVs. This is the speculative factor known as leverage. Because the Funds’ investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Funds’ NAV may tend to increase more when its investments increase in value and decrease more when its investments decrease in value. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Funds compared with what it would have been without borrowing. Swaps also magnify losses because they require only a small investment relative to their notional amount.

Management Risk

The Sub-Adviser’s reliance on its value strategy and its judgments about the value and potential appreciation of securities in which a Fund invests may prove to be incorrect. The ability of the Funds to meet their investment objectives is directly related to the Sub-Adviser’s proprietary investment process. The Sub-Adviser’s technical strategies may lose predictive validity or may not be sufficiently robust to address all market conditions. The Sub-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the Sub-Adviser’s investment strategy will produce the desired results.

Market Risk

Overall fixed income market risk, including volatility, may affect the value of individual instruments in which the Funds invest. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Funds’ investments goes down, your investment in the Funds decrease in value and you could lose money.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Municipal Securities Risk

Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Spectrum Low Volatility Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders.

Mutual Fund and ETF Risk

Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. In addition, because ETFs are listed on national stock exchanges and are traded like equity securities listed on an exchange, ETF shares potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Mutual funds and ETFs are subject to strategy risks depending on the nature of the fund.

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Short Position Risk

A Fund’s long positions could decline in value at the same time that the value of the short swap positions increase, thereby increasing the Funds’ overall potential for loss. The Funds’ short swap positions may result in a loss if the price of the short position instruments rise and it costs more to cover the short positions. In contrast to long positions, the potential loss on the Funds’ short swap positions is unlimited. Inverse ETFs will limit the Funds’ participation in market wide gains. Market factors may prevent the Funds from closing out a short swap or inverse ETF position at the most desirable time or at a favorable price. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Small and Medium Capitalization Risk

The securities of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Turnover Risk

A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Funds’ return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Funds’ realized capital gains or losses, which may affect the taxes you pay as a Fund’s shareholder. The Funds’ portfolio turnover rate is expected to be above 100% annually.

Liquidity Program: The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase a Fund’s shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund’s shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds a Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “HOW TO REDEEM SHARES” below. For use of the ReFlow service, the relevant Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of a Fund’s shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. During periods of low market liquidity, fees paid to ReFlow may be higher, but cannot be meaningfully estimated. ReFlow’s purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation or fees described in “FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES” below. The Adviser and Sub-Adviser believe that the program assists in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the Adviser and Sub-Adviser may also benefit.

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments may include shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash position, there will be some duplication of expenses because the Fund pays its pro rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments or cash at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”). Shareholders may request Fund holdings schedules at no charge by calling toll-free at 1-866-862-9686.

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Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate NAV; impediments to trading; the inability of a Fund, the Adviser, the Sub-Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio directly or through the Sub-Adviser. The Adviser is responsible for assuring each Fund’s investments are selected according to the Fund’s investment objective, policies and restrictions. Advisors Preferred was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2020, the Adviser had approximately $1.9 million in assets under management. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.15% of the average daily net assets with respect to the Spectrum Low Volatility Fund; and to 1.50% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund. The Adviser retains 0.35% with respect to each Fund, and then pays the remainder to the Sub-Adviser.

Sub-Adviser: Spectrum Financial Inc., 272 Bendix Rd. Suite 600, Virginia Beach, VA 23452, serves as investment Sub-Adviser to the Funds. Subject to the authority and oversight of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for management of the Funds’ investment portfolio. Spectrum Financial has over twenty years of experience providing investment advisory services to individuals, corporations, charities and pensions. As of December 31, 2020, the Sub-Adviser had approximately $415 million in assets under management. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Spectrum Financial is entitled to receive from the Adviser (not the Fund), on a monthly basis, an annual advisory fee equal to 1.80% of the average daily net assets with respect to the Spectrum Low Volatility Fund and 1.15% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement is available in the semi-annual shareholder report for the period ended March 31, 2020, with respect to the Funds.

Sub-Adviser Portfolio Managers:

Ralph Doudera, Lead Portfolio Manager to each Fund, has served as Chief Executive Officer of the Sub-Adviser since 2003, after founding Spectrum Financial in 1988. Mr. Doudera is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a Master of Science in Management and Finance (1972) and is a graduate of Regent University where he received a Master of Biblical Studies (1988). He was employed as an Account Executive with CIGNA Corporation for 10 years beginning in 1973, where he specialized in investment and estate planning. During this period, Mr. Doudera received his certification as Chartered Life Underwriter in 1976 and Chartered Financial Consultant in 1979 from the American College.

Mary Collins, ChFC, Assistant Portfolio Manager to each Fund, has served as President and Chief Compliance Officer of the Sub-Adviser since 2000. She began working for the Sub-Adviser as a financial planner in 1988. The scope of her duties for the Sub-Adviser include developing and maintaining corporate structure, efficient back office operations, and a comprehensive compliance program. Ms. Collins is a graduate of Old Dominion University where she received Bachelor of Science degree in Business Administration with a focus on corporate finance. Ms. Collins received her certification as a Chartered Financial Consultant in 1988 from the American College.

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Christopher Hendrix, CMT, Assistant Portfolio Manager to the Spectrum Low Volatility Fund and Portfolio Manager to the Spectrum Advisors Preferred Fund, has served as Portfolio Manager and Investment Team Leader of the Sub-Adviser since 2007. Mr. Hendrix is a graduate of Florida State University where he received a Bachelor of Arts degree in Social Sciences and Economics. Prior to joining the Sub-Adviser, he was a securities advisor with a regional brokerage firm before shifting in 1993 to a large national brokerage firm. There, he was the Senior Technical Analyst of the technical analysis department. In 2005, he established his own firm that published daily market commentaries as well as being a regular contributor to a nationwide investment industry magazine. Over the years, he has developed numerous proprietary indicators and analysis techniques that attempt to enhance portfolio returns in various investments and market cycles. Mr. Hendrix received his certification as a Chartered Market Technician from the Market Technicians Association, Inc. in 1998.

Cristin McGinnis, Assistant Portfolio Manager to each Fund, has served as Portfolio Management Analyst of the Sub-Adviser since June 2016. From March to June 2016, she was a Global Securities Operations Contractor for the America Funds family of mutual funds. From March 2012 to June 2014, she served as an Investment Analyst for the Sub-Adviser. Ms. McGinnis is a graduate of Old Dominion University where she received Bachelor of Science degree in Business Administration with a focus on finance and business management.

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of shares of the Funds.

HOW SHARES ARE PRICED

Each Fund’s shares are sold and redeemed at NAV. The NAV of each share, on a per-class basis, is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV) on a per-class basis. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the average of last bid and offer on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because a Fund may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price their shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, a Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each mutual fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd St., Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Funds toll-free at 1-866-862-9686 for more information about a Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds toll-free at 1-866-862-9686 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Share Classes: This Prospectus describes the Investor Class shares of the Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund. The Spectrum Low Volatility Fund also offers Advisor Class shares in a separate prospectus. Each class of shares in each of the Funds represents an interest in the same portfolio of investments within the respective Fund. The main differences between each class are ongoing fees. All share classes may not be available for purchase in all states.

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment of $1,000 and make additional investments, with a minimum of $500 at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds, the Adviser and the Sub-Adviser each reserves the right to waive any investment minimum.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the relevant Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

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Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds. For shareholder account funds and/or transfers into a Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser or Sub-Adviser. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser or Sub-Adviser may refuse to accept securities into a Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into a Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the relevant Fund receives your application or request in good order. All requests received in good order by the Fund by the close of regular trading on the NYSE will be processed on that same day. Requests received after close of regular trading on the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund and Class of shares;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	check payable to the relevant Fund

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds toll-free at 1-866-862-9686 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the relevant Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call toll-free 1-866-862-9686. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

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Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $25,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Funds’ toll-free at 1-866-862-9686 for more information about the Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Each Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds to be sent to a person, bank or an address other than that of record or paid to someone other than the records owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the relevant Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption that is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the relevant Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing that they consider abusive (i.e., trading for short-term speculation). Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for disruptive market timing trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of disruptive market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to a Fund’s “Market Timing Trading Policy;” and
•	Reject or limit specific purchase requests; and
•	Reject purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser, Sub-Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases into the Fund. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities. Neither the Funds nor the Adviser nor Sub-Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Sub-Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Sub-Adviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

The Spectrum Low Volatility Fund intends to distribute substantially all of its net investment income at least quarterly, and net capital gains annually. The Spectrum Advisors Preferred Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the relevant Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc. (“Ceros”), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Fund. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Ceros and the Adviser are affiliates because they are under common control. Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ Adviser and Sub-Adviser and their affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll-free at 1-866-862-9686 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds for the period of the Funds’ operations. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Investor Class shares of the Funds (assuming reinvestment if all dividends and distributions). This information for the Funds has been derived from the financial statements audited by the Funds’ Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, is included in the Funds’ September 30, 2020 annual report, which is available upon request and is incorporated by reference in the SAI.

Spectrum Low Volatility Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net asset value, beginning of year	$21.72	$21.35	$22.58	$22.16	$19.88
Activity from investment operations:
Net investment income (loss)(1)	0.03	0.02	0.02	(0.04)	(0.06)
Net realized and unrealized gain on investments, swaps and futures contracts	3.89	1.04	0.21	2.35	2.62
Total from investment operations	3.92	1.06	0.23	2.31	2.56
Less distributions from:
Net investment income	(0.52)	(0.69)	(1.01)	(1.39)	(0.28)
Net realized gains	(0.33)	—	(0.45)	(0.50)	—
Total distributions	(0.85)	(0.69)	(1.46)	(1.89)	(0.28)
Net asset value, end of year	$24.79	$21.72	$21.35	$22.58	$22.16
Total return(2)	18.76%	5.12%	1.06%	11.32%	13.04%
Net assets, end of year (000s)	$239,393	$82,195	$66,725	$65,313	$34,875
Ratio of expenses to average net assets,
net of fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.55%
before fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.57%
Ratio of net investment income (loss) to average net assets(3,4)	0.14%	0.08%	0.10%	(0.20)%	(0.24)%
Portfolio Turnover Rate	389%	675%	438%	319%	649%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Spectrum Advisors Preferred Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net asset value, beginning of year	$23.64	$23.83	$21.95	$19.46	$18.61
Activity from investment operations:
Net investment income (loss)(1)	(0.09)	0.02	(0.15)	0.09	(0.12)
Net realized and unrealized gain (loss) on investments, swaps and future contracts	3.95	0.60	2.93	2.51	1.10
Total from investment operations	3.86	0.62	2.78	2.60	0.98
Less distributions from:
Net investment income	(0.17)	(0.18)	(0.29)	(0.11)	(0.13)
Net realized gains	—	(0.45)	(0.61)	—	—
Return of capital	—	(0.18)	—	—	—
Total distributions	(0.17)	(0.81)	(0.90)	(0.11)	(0.13)
Net asset value, end of year	$27.33	$23.64	$23.83	$21.95	$19.46
Total return(2)	16.46%	2.89%	13.07%	13.39%	5.31%
Net assets, end of year (000s)	$13,338	$12,682	$11,427	$7,350	$4,321
Ratio of expenses to average net assets(3)	1.89%	1.83%	1.81%	1.86%	1.95%
Ratio of net investment income (loss) to average net assets(3,4)	(0.36)%	0.08%	(0.65)%	0.45%	(0.66)%
Portfolio Turnover Rate	831%	360%	269%	260%	228%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
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PRIVACY NOTICE

Rev. MAY 2014
FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number                          • Purchase History
• Assets                                                     • Account Balances
• Retirement Assets                                 • Account Transactions
• Transaction History                              • Wire Transfer Instructions
• Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Advisors Preferred Trust doesn’t jointly market.

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Spectrum Advisors Preferred Fund

Spectrum Low Volatility Fund

Adviser	Advisors Preferred LLC 1445 Research Blvd. Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd. Suite 530 Rockville, MD 20850
Sub-Adviser	Spectrum Financial Inc. 272 Bendix Road Suite 600 Virginia Beach, VA 23452	Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin St. Suite 575 Chicago, IL 60606	Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd St Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Funds is included in the Funds’ SAI dated February 1, 2021, as supplemented from time to time. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-866-862-9686. You may also access this information by visiting www.thespectrumfunds.com or writing to:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756